UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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VITESSE SEMICONDUCTOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.envisionreports.com/VTSS Step 1: Go to www.envisionreports.com/VTSS to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. 01DYYC + + Important Notice Regarding the Availability of Proxy Materials for the Vitesse Semiconductor Corporation Stockholder Meeting to be Held on January 26, 2012 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and Fiscal Year 2011 annual report are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before January 17, 2012 to facilitate timely delivery. IMPORTANT ANNUAL MEETING INFORMATION Stockholder Annual Meeting Notice 1234 5678 9012 345 C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/VTSS. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Vitesse Semiconductor Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by January 17, 2012. Stockholder Annual Meeting Notice Vitesse Semiconductor Corporation’s Annual Meeting of Stockholders will be held on January 26, 2012 at the Hyatt Westlake Plaza in Thousand Oaks, 880 South Westlake Boulevard, Westlake Village, California 91361, at 9:00 a.m. local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees listed, FOR Proposals 2 and 4 and every 1 YEAR on Proposal 3: 1. Election of Directors. Nominees: Christopher R. Gardner Steven P. Hanson James H. Hugar G. Grant Lyon Edward Rogas, Jr. G. William LaRosa 2. To approve by advisory vote the compensation of the Company’s executives. 3. To hold an advisory vote on the frequency of the advisory vote on executive compensation. 4. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01DYYC From Los Angeles Int'l Airport: Take Century Blvd. to 405 San Diego Freeway North to 101 West/Ventura Fwy.-North. Exit at Westlake Blvd., turn left. Pass over freeway to first signal and turn left. Hotel is on right. From Burbank Airport: Exit to Hollywood Way South. Turn left onto Alameda Ave. Follow signs to 134 Ventura Fwy.-West. Hwy 134 converts to 101 Ventura Fwy.-North. Exit at Westlake Blvd., turn left. Pass over freeway to first signal and turn left. Hotel is on right. Directions to the Vitesse Semiconductor Corporation 2012 Annual Meeting of Stockholders

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000118045_1 R1.0.0.11699 VITESSE SEMICONDUCTOR CORPORATION Annual Meeting January 26, 2012 January 26, 2012 9:00 AM PST December 05, 2011 Hyatt Westlake Plaza 880 South Westlake Boulevard Westlake Village, CA 91361 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX 0000118045_2 R1.0.0.11699 1. Form 10-K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 12, 2012 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000118045_3 R1.0.0.11699 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Christopher R. Gardner 02 Steven P. Hanson 03 James H. Hugar 04 G. Grant Lyon 05 Edward Rogas, Jr. 06 G. William LaRosa The Board of Directors recommends you vote FOR the following proposal(s): 2. To approve by advisory vote the compensation of the Company's executives. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. To hold an advisory vote on the frequency of the advisory vote on executive compensation. The Board of Directors recommends you vote FOR the following proposal(s): 4. To ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2012. NOTE: To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000118045_4 R1.0.0.11699